                                                                    EXHIBIT 99.1


                                                              [ADMINISTAFF LOGO]
                                                              ------------------
                                                                    News Release

INVESTOR RELATIONS CONTACT:
   Richard G. Rawson
   Executive Vice President and Chief Financial Officer
   (281) 348-3225
   richard_rawson@administaff.com

NEWS MEDIA CONTACT:
   Alan Dodd
   Director, Corporate Communications
   (281) 348-3105
   alan_dodd@administaff.com


                   ADMINISTAFF ANNOUNCES FIRST QUARTER RESULTS
                         o  REVENUES INCREASE 15%
                         o  GROSS PROFIT INCREASES 18%
                         o  NET LOSS CONSISTENT WITH HISTORICAL FIRST
                            QUARTER PATTERN

HOUSTON - May 1, 2003 - Administaff, Inc. (NYSE: ASF), the nation's leading Professional Employer Organization, today announced results for the first quarter ended March 31, 2003. From its continuing operations, the company reported a first quarter net loss and a diluted net loss per share of $4.1 million and $0.15, versus a loss of $5.4 million and $0.19 in the 2002 period. The company reported a net loss from its discontinued operations of an additional $0.01 per share in both periods. Historically, the company's earnings pattern has included losses in the first quarter, followed by improved profitability in subsequent quarters throughout the year. This pattern is due to the effects of employment-related taxes that are based on each employee's cumulative earnings up to specified wage levels, causing employment-related taxes to be highest in the first quarter and then decline over the course of the year.

Revenues for the first quarter of 2003 increased to $225.5 million, an increase of 15.1% over the 2002 period. This increase was due to a 10.7% increase in revenue per worksite employee per month and a 4.0% increase in the average number of paid worksite employees per month. Gross profit increased 18.2% to $36.0 million compared to the first quarter of 2002. The average gross profit per worksite employee per month increased 13.8% to $157 per month in the 2003 period, versus $138 per month in the 2002 period. These results reflect increases of $53 in benefits costs, $13 in workers' compensation costs, and $10 in payroll taxes and other direct costs per worksite employee per month, which were exceeded by an increase in the revenue per worksite employee per month of $95.

"Now that we have successfully matched pricing with direct costs for two consecutive quarters, we are focused on regaining our sales momentum and growing our core business," said Paul J.


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Administaff, Inc.
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Sarvadi, president and chief executive officer. "We expect increasing sales activity combined with moderating price increases during the second quarter to lead to improvement in new sales and client retention during the third and fourth quarters."

Operating expenses increased 6.1% over the 2002 period to $42.5 million. On a per worksite employee basis, operating expenses increased $4 per month, from $182 to $186. The operating loss for the first quarter of 2003 was $6.6 million, compared to $9.7 million in the 2002 period. On a per worksite employee basis, the operating loss improved to $29 per month compared to $44 per month for the first quarter of 2002.

"Although we experienced a sequential decline in worksite employees during the quarter, the impact to gross profit was more than offset by strong pricing for both new and renewing clients," said Richard G. Rawson, executive vice president of administration and chief financial officer. "In addition, our plan to control rising healthcare insurance costs through benefit plan design changes initiated in January contributed to these positive results."

Other Matters

o Share repurchase program expanded. During the quarter, Administaff announced that the company's board of directors had authorized the repurchase of up to one million additional shares of the company's outstanding common stock, bringing the total amount authorized under the program to six million shares. Administaff has repurchased a total of 5,341,523 shares since 1999.

o American Express transaction. The company repurchased 1,286,252 shares of the company's common stock from American Express Travel Related Services Company ("American Express") at a price of $6.00 per share. Concurrent with the repurchase, the companies agreed to extend their joint marketing agreement through 2006 for all new Administaff markets opened by the end of 2005.

o Open market purchase. The company repurchased 87,000 shares in the open market under the company's share repurchase program at an average price of $5.93 per share.

Administaff will be hosting a conference call today at 11:00 a.m. EDT to discuss the quarterly results and business trends, and answer questions from investment analysts. To listen in, call 800-299-0148 and use passcode 767994. The call will also be webcast at www.administaff.com. To access the webcast, click on the Investor Relations section of the website and select "Live Webcast." The conference call script will be available at the same website later today. A replay of the conference call will be available at 888-286-8010, passcode 9092088, for two weeks after the call. The webcast will be archived for one year.

Administaff is a leading personnel management company that serves as a full-service human resources department for small and medium-sized businesses throughout the United States. The company operates 38 sales offices in 21 major markets. For additional information, visit Administaff's web site at www.administaff.com.

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(Note: The statements contained in this press release that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Therefore, the actual results of future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) changes in general economic conditions; (ii) regulatory and tax developments, including, but not limited to, the computation of the final official unemployment tax rate for 2002 from the State of Texas, Administaff's ability to comply with Revenue Procedure 2002-21, and possible adverse application of various federal, state and local regulations; (iii) changes in Administaff's direct costs and operating expenses, including, but not limited to, increases in health insurance premiums, increases in underlying health insurance claims trends, workers' compensation rates and state unemployment tax rates, liabilities for employee and client actions or payroll-related claims, changes in the costs of expanding into new markets, and failure to manage growth of Administaff's operations; (iv) the estimated costs and effectiveness of capital projects and investments in technology and infrastructure, including Administaff's ability to maintain adequate financing for such projects; (v) Administaff's ability to effectively implement its 401(k) recordkeeping services; (vi) the effectiveness of Administaff's sales and marketing efforts, including the company's marketing arrangements with other companies; (vii) the failure to sell Administaff Financial Management Services, Inc.; (viii) changes in the competitive environment in the Professional Employer Organization industry; (ix) Administaff's liability for worksite employee payroll and benefits costs; and (x) an adverse final judgment or settlement in the Aetna lawsuit. These factors are described in further detail in Administaff's filings with the Securities and Exchange Commission.)


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                                ADMINISTAFF, INC.
                          SUMMARY FINANCIAL INFORMATION
          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND STATISTICAL DATA)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                                MARCH 31,
                                                                       2003                   2002                CHANGE
                                                                       ----                   ----                ------
Operating results:
   Revenues (gross billings of $1.2 billion and $1.1
     billion less worksite employee payroll cost of
     $971 million and $953 million, respectively)                  $    225,520           $    195,958              15.1%
   Direct costs:
     Payroll taxes, benefits and workers'
       compensation costs                                               189,539                165,505              14.5%
                                                                   ------------           ------------
   Gross profit                                                          35,981                 30,453              18.2%
   Operating expenses:
     Salaries, wages and payroll taxes                                   20,344                 18,498              10.0%
     General and administrative expenses                                 11,704                 11,829              (1.1)%
     Commissions                                                          2,886                  3,141              (8.1)%
     Advertising                                                          2,210                  1,620              36.4%
     Depreciation and amortization                                        5,405                  5,016               7.8%
                                                                   ------------           ------------
   Total operating expenses                                              42,549                 40,104               6.1%
                                                                   ------------           ------------
   Operating loss                                                        (6,568)                (9,651)             31.9%
   Other income (expense):
      Interest income                                                       315                    735             (57.1)%
      Interest expense                                                     (568)                    --
      Other, net                                                              8                    (44)
                                                                   ------------           ------------
   Loss before income tax benefit                                        (6,813)                (8,960)             24.0%
   Income tax benefit                                                     2,691                  3,539             (24.0)%
                                                                   ------------           ------------
   Net loss from continuing operations                                   (4,122)                (5,421)             24.0%
   Discontinued operations:
     Loss from operations of discontinued division                         (396)                  (467)             15.2%
     Income tax benefit                                                     157                    184             (14.7)%
                                                                   ------------           ------------
     Loss on discontinued operations                                       (239)                  (283)             15.5%
   Net loss                                                        $     (4,361)          $     (5,704)             23.5%
                                                                   ============           ============
   Basic and diluted net loss per share of common stock:
     Loss from continuing operations                               $      (0.15)          $      (0.19)             21.1%
     Loss from discontinued operations                                    (0.01)                 (0.01)              --
                                                                   ------------           ------------
     Net loss                                                      $      (0.16)          $      (0.20)             20.0%
                                                                   ============           ============
   Basic and diluted weighted average
     common shares outstanding                                           27,427                 27,946

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                               ADMINISTAFF, INC.
                   SUMMARY FINANCIAL INFORMATION (CONTINUED)
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND STATISTICAL DATA)
                                  (UNAUDITED)


                                                                            THREE MONTHS ENDED
                                                                                MARCH 31,
                                                                         2003                2002           CHANGE
                                                                         ----                ----           ------
Statistical data:
   Average number of worksite employees paid per month                   76,425              73,488            4.0%
   Revenues per worksite employee per month                           $     984          $      889           10.7%
   Gross profit per worksite employee per month                             157                 138           13.8%
   Operating expenses per worksite employee per month                       186                 182            2.2%
   Operating loss per worksite employee per month                           (29)                (44)          34.1%
   Net loss from continuing operations per
     worksite employee per month                                            (18)                (25)          28.0%


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                               ADMINISTAFF, INC.
                   SUMMARY FINANCIAL INFORMATION (CONTINUED)
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND STATISTICAL DATA)

                                                                       MARCH 31,            DECEMBER 31,
                                                                         2003                   2002
                                                                      -----------           ------------
                                                                      (UNAUDITED)
Assets
      Cash and cash equivalents                                       $    56,406            $    71,799
      Marketable securities                                                18,026                 14,714
      Accounts receivable                                                  86,756                 82,475
      Prepaid expenses and other current assets                            18,705                 22,535
      Deferred income taxes                                                   750                    641
      Income tax receivable                                                 2,151                     --
      Operations held for sale                                              1,250                  1,282
                                                                      -----------            -----------
           Total current assets                                           184,044                193,446

      Property and equipment                                              154,317                153,173
      Accumulated depreciation                                            (67,314)               (62,078)
                                                                      ------------           -----------
           Net property and equipment                                      87,003                 91,095

      Deposits                                                             26,379                 26,552
      Other assets                                                          3,865                  4,071
                                                                      -----------            -----------
           Total assets                                               $   301,291            $   315,164
                                                                      ===========            ===========

Liabilities and Stockholders' Equity
      Accounts payable                                                $     1,792            $     3,069
      Payroll taxes and other payroll deductions payable                   52,287                 57,196
      Accrued worksite employee payroll expense                            76,876                 69,676
      Accrued health insurance costs                                        5,091                  5,815
      Other accrued liabilities                                            12,439                 13,034
      Income taxes payable                                                     --                    348
      Current portion of long-term debt                                     1,793                  1,676
      Operations held for sale                                                113                    112
                                                                      -----------            -----------
           Total current liabilities                                      150,391                150,926

      Long-term debt                                                       41,927                 42,493
      Deferred income taxes                                                 5,042                  5,396
                                                                      -----------            -----------
           Total noncurrent liabilities                                    46,969                 47,889

      Stockholders' equity:
      Common stock                                                            309                    309
      Additional paid-in capital                                          102,020                102,315
      Treasury stock, cost                                                (50,730)               (43,003)
      Accumulated other comprehensive income, net of tax                      118                    153
      Retained earnings                                                    52,214                 56,575
                                                                      -----------            -----------
           Total stockholders' equity                                     103,931                116,349
                                                                      -----------            -----------
           Total liabilities and stockholders' equity                 $   301,291            $   315,164
                                                                      ===========            ===========

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